Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of May 18th, 2005, is made by and among EGPI FIRECREEK, INC., a Nevada corporation (“Company”), and TIRION GROUP INC., a BVI Registered Co., ( “Investor”).

R E C I T A L S

A.

In connection with that certain Securities Purchase Agreement (“Securities Purchase Agreement”) entered into contemporaneous herewith by the parties hereto (the “Parties”, and each a “Party”), Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to Investor (i) one (1) seven percent (7%) Callable Secured Convertible Note (the “Note”) notes in the principal amount of Four Million Dollars ($4,000,000) that is convertible into shares of Company’s common stock (the “Common Stock”) upon the terms and subject to the limitations and conditions set forth in such Note, and (ii) warrants (the “Warrants”) to acquire an aggregate of 2,000,000 shares of Common Stock, upon the terms and conditions and subject to the limitations and conditions set forth in that certain Stock Purchase Agreement (“Stock Purchase Agreement”) between the Parties executed of even date herewith.

B.

To induce Investor to execute and deliver the Securities Purchase Agreement, Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Investor hereby agree as follows:

1.

DEFINITIONS.

(a)

Certain Terms. As used in this Agreement, the following terms have the following meanings:

(i)

“Investor” means Investor named herein and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

(ii)

“register,” “registered,” and “registration” refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the “SEC”).

(iii)

“Registrable Securities” means the Conversion Shares issued or issuable upon conversion or otherwise pursuant to the Note, issued or issuable pursuant to the Note, and Warrant Shares issuable, upon exercise or otherwise pursuant to the Warrants, and any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing.

(iv)

“Registration Statement” means a registration statement of Company under the 1933 Act.

(b)

Other Definitions. Capitalized terms used herein and not otherwise defined herein have the respective meanings set forth in the Securities Purchase Agreement or the Note.

2.

REGISTRATION.

(a)

Mandatory Registration. Company shall prepare, and, on or prior to thirty (30) days from the Closing Date (as defined in the Securities Purchase Agreement) (the “Filing Date”), file with the SEC a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of the Registrable Securities, subject to the consent of Investor, which consent will not be unreasonably withheld) covering the resale of the Registrable Securities underlying the Notes and Warrants issued or issuable pursuant to the Securities Purchase Agreement, which Registration Statement, to the extent allowable under the 1933 Act and the rules and regulations promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of or otherwise pursuant to the Note and exercise of the Warrants to prevent dilution resulting from stock splits, stock dividends or similar transactions. The number of shares of Common Stock initially included in such Registration Statement shall be equal to the number of Conversion Shares that are then issuable upon conversion of the Notes (based on the Conversion Price as would then be in effect and assuming the Conversion Price is the Conversion Price at such time), and the number of Warrant Shares that are then issuable upon exercise of the Warrants, without regard to any limitation on Investor’s ability to convert the Notes or exercise the Warrants. Company acknowledges that the number of shares initially included in the Registration Statement represents a good faith estimate of the maximum number of shares issuable upon conversion of the Notes and upon exercise of the Warrants.

(b)

Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, Investor shall have the right to select legal counsel and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to Company.

(c)

Payments by Company. Company shall use its best efforts to obtain effectiveness of the Registration Statement within ninety (90) calendar days after the submission thereof. If the Registration Statement is not declared effective within such ninety (909 day period, then Company shall pay to Investor a cash amount within three (3) business days after the end of the month in which such ninety (90) day period ends, equal to two percent

(2%) per month of the liquidation value of the Note as liquidated damages and not as a penalty, until the Registration Statement is declared effective. Company shall keep the Registration Statement “evergreen” for the life of the Note.

3.

OBLIGATIONS OF COMPANY.

In connection with the registration of the Registrable Securities, Company shall have the following obligations:

(a)

Registration Period. Company keep the Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date on which all of the Registrable Securities have been sold and (ii) the date on which the Registrable Securities may be immediately sold to the public without registration or restriction (including, without limitation, as to volume by each holder thereof) under the 1933 Act (the “Registration Period”).

(b)

Amendments and Supplements. Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the sellers thereof as set forth in the Registration Statement.

(c)

Copies to be Provided to Investor. Company shall furnish to Investor promptly after the same is prepared and publicly distributed, filed with the SEC, or received by Company, a copy of the Registration Statement and each amendment thereto, and correspondence between Company and the SEC relating to the Registration Statement. Company will immediately notify Investor by facsimile or email of the effectiveness of the Registration Statement and each amendment thereto.

(d)

Confidential Information. Company shall hold in confidence and not make any disclosure of information concerning Investor provided to Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii)  disclosure of such information is necessary to avoid or correct a misstatement or omission in the Registration Statement, (iii)  release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. Company agrees that it shall, upon learning that disclosure of such information concerning Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to Investor prior to making such disclosure, and allow Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(e)

Certificates. Company shall cooperate with Investor to facilitate the timely preparation and delivery of certificates (not bearing restrictive legends) representing the Registrable Securities and enable such certificates to be in such denominations or amounts, as the case may be, as Investor may reasonably request and registered in such names as Investor may request, and, within three (3) business days after the Registration Statement is declared effective by the SEC, Company shall deliver to the transfer agent for the Registrable Securities instructions in the form attached hereto as Exhibit 1 and an opinion of counsel in the form attached hereto as Exhibit 2.

4.

OBLIGATIONS OF INVESTOR.

In connection with registration of the Registrable Securities, Investor shall have the following obligations:

(a)

Information to be Provided by Investor. It shall be a condition precedent to the obligations of Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities that Investor shall furnish to Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of Registrable Securities held by it, as shall be reasonably required to effect the registration of the Registrable Securities, and shall execute such documents in connection with such registration as Company may reasonably request.

(b)

Cooperation by Investor. Investor, by acceptance of the Registrable Securities, agrees to cooperate with Company as reasonably requested by Company in connection with the preparation and filing of the Registration Statement.

5.

EXPENSES OF REGISTRATION.

All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for Company and reasonable fees and disbursements of Investor’s counsel.

6.

INDEMNIFICATION.

(a)

Indemnification by Company. To the extent permitted by law, Company will indemnify, hold harmless and defend Investor against joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, “Claims”) to which Investor may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; or (ii) any violation or alleged violation by Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). Notwithstanding anything to the contrary contained herein, this indemnification agreement shall not apply to (i) a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to Company by Investor expressly for use in connection with the preparation of the Registration Statement or any amendment thereof or supplement thereto, or (ii) amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of Company.

(b)

Indemnification by Investor. Investor agrees to indemnify, hold harmless and defend Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other shareholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such shareholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively, an “Indemnified Party”), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation by Investor, and Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by each Indemnified Party in connection with investigating or defending any such Claim; provided, however, that such indemnification shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of Investor.

7.

REPORTS UNDER THE 1934 ACT.

With a view to making available to Investor the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit Investor to sell securities of Company to the public without registration (“Rule 144”), Company agrees to:

(a)

Public Information. Make and keep public information available, as those terms are understood and defined in Rule 144;

(b)

File Reports. File with the SEC all reports and other documents required of Company under the 1933 Act and the 1934 Act so long as Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)

Furnish Information. Furnish to Investor so long as Investor owns Registrable Securities, promptly upon request, a copy of the most recent annual or quarterly report of Company and other reports and documents filed by Company.

8.

ASSIGNMENT OF REGISTRATION RIGHTS.

The rights under this Agreement shall be automatically assignable by Investor to any transferee of all or any portion of Registrable Securities if: (i)  Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to Company within a reasonable time after such assignment, (ii)  Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of the transferee or assignee, and the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, and (vi) such transferee shall be an “accredited investor” as that term defined in Rule 501 of Regulation D promulgated under the 1933 Act.

9.

AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of Company and Investor. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon Company and Investor.

10.

MISCELLANEOUS.

(a)

Conflicting Instructions. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, Company shall act upon the basis of instructions, notice or election received from the registered owner of Registrable Securities.

(b)

Notices. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five (5) days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a Party. The addresses for such communications shall be:

If to Company:

EGPI Firecreek, Inc.

6564 Smoke Tree Lane

Scottsdale, AZ 85253
Attention: Dennis Alexander
Telephone:

(480) 948-6581
Facsimile:(480) 443-1403

If to Investor:

Tirion Group, Inc.

25 Canada Square

Canary Wharf,

London E14 5LB CGC 3301

UK

Facsimile + 44 (0) 207 0388108

(c)

Waiver. Failure of either Party to exercise any right or remedy under this Agreement or otherwise, or delay by a Party in exercising such right or remedy, shall not operate as a waiver thereof.

(d)

Governing Law. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN LAS VEGAS, NEVADA WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS’ FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

(e)

Invalidity of Provision. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(f)

Entire Agreement. This Agreement, the Notes, the Warrants and the Securities Purchase Agreement (including all schedules and exhibits thereto) constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings between the Parties hereto with respect to the subject matter hereof and thereof.

(g)

Binding Nature. This Agreement shall be binding upon and inure to the benefit of the parties and their successor and permitted assigns.

(h)

Headings. The headings in this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

(i)

Counterpart Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party. This Agreement, once executed by a Party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the Party so delivering this Agreement.

(j)

Further Acts. Each Party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other Party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

11.

ASSIGNMENT.

This Agreement is assignable by Investor to any permitted assignee of the Note and shall be deemed assigned to any such permitted assignee upon any such assignment.

IN WITNESS WHEREOF, Company and Investor have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

EGPI FIRECREEK, INC.

By: /s/ Dennis R. Alexander

Name: Dennis R. Alexander

Title: Its Chairman and CFO

INVESTOR:

TIRION GROUP INC.

By: /s/ R. C. Johnson

Name:

R.C. Johnson

Title:

Chairman

Exhibit 1

Instructions to Transfer Agent

Exhibit 2

Opinion of Counsel